Exhibit 10.1

Execution Version

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (the “Agreement”), dated as of November 28, 2017 (the “Execution Date”), among Skyline Medical Inc., a Delaware corporation (the “Company”), and the investor listed on the Buyer Schedule attached hereto (“Buyer”).

RECITALS

A.       The Company and Buyer are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “1933 Act”), and Rule 506 of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the 1933 Act.

B.       Buyer wishes to purchase, and the Company wishes to sell, upon the terms and conditions stated in this Agreement, (i) Series C convertible preferred stock of the Company (the “Series C Preferred Shares”) convertible into shares of common stock of the Company (the “Common Stock” and such shares of Common Stock issuable upon conversion of the Series C Preferred Shares, the “Conversion Shares”), as further specified herein, set forth on the Buyer Schedule, with the terms and rights set forth on the Certificate of Designation (the “Certificate of Designation”) in the form attached hereto as Exhibit A, and (ii) warrants to initially acquire up to the aggregate of up to number of shares of Common Stock set forth on the Buyer Schedule, in the form attached hereto as Exhibit B (the “Warrants”) (as exercised, collectively, the “Warrant Shares”).

C.       At the Closing (as defined below), the parties hereto shall execute and deliver a Registration Rights Agreement, in the form attached hereto as Exhibit C (the “Registration Rights Agreement”), pursuant to which the Company has agreed to provide certain registration rights with respect to the Registrable Securities (as defined in the Registration Rights Agreement), under the 1933 Act and the rules and regulations promulgated thereunder, and applicable state securities laws.

D.       The Series C Preferred Shares, the Conversion Shares, the Warrants and the Warrant Shares are collectively referred to herein as the “Securities.”

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Buyer hereby agree as follows:

1.	PURCHASE AND SALE OF PREFERRED STOCK AND WARRANTS.

(a)	Preferred Stock and Warrants. Subject to the satisfaction (or waiver) of the conditions set forth in Sections 6 and 7 below, the Company shall issue and sell to Buyer, and Buyer shall purchase from the Company on the Closing Date (as defined below), the number of Series C Preferred Shares at such Closing Date as is set forth on the Buyer Schedule, along with Warrants to initially acquire up to the aggregate number of Warrant Shares as is set forth on the Buyer Schedule.

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(b)               Closing. The closing (the “Closing”) of the purchase of the Series C Preferred Shares and the Warrants by the Buyer as contemplated by this Agreement shall occur at the offices of McDermott, Will & Emery LLP, 340 Madison Avenue, New York, New York 10017. The date and time of the Closing (the applicable “Closing Date”) shall be 10:00 a.m., New York time, on the first (1st) Business Day on which the conditions to such Closing set forth in Sections 6 and 7 below are satisfied or waived (or such later date as is mutually agreed to by the Company and Buyer). As used herein “Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law to remain closed. Subject to the conditions set forth in this Agreement and the termination provisions hereof, the Closing shall be held on the Execution Date.

(c)               Purchase Price. The aggregate purchase price for the Series C Preferred Shares and the Warrants to be purchased by Buyer (the applicable “Purchase Price”) shall be paid at the Closing and in the applicable amount as set forth on the Buyer Schedule.

(d)              Payment of Purchase Price; Delivery of Securities. On the Closing Date, (i) Buyer shall pay the applicable Purchase Price to the Company for the respective Securities to be issued and sold to Buyer at the Closing, by wire transfer of immediately available funds in accordance with the Company’s written wire instructions and (ii) the Company shall issue to Buyer (A) the Series C Preferred Shares, to be issued at such Closing (as set forth on the Buyer Schedule) and (B) the Warrants as set forth on the Buyer Schedule (pursuant to which Buyer shall have the right to acquire up to the aggregate number of Warrant Shares as is set forth on the Buyer Schedule in respect of such Warrants), in all cases, duly executed on behalf of the Company and registered in the name of Buyer or its designee, all as set forth on the Buyer Schedule.

(e)                Maximum Shares. Notwithstanding anything in this Agreement to the contrary, the total number of Conversion Shares that may be issued to Buyer, shall be limited to 1,250,269 shares of Common Stock, which is 19.9% of the issued and outstanding shares of Common Stock as of the date of this Agreement (the “Maximum Shares”). The Maximum Shares shall be appropriately adjusted for any stock dividend, stock split, reverse stock split or similar transaction. Notwithstanding the foregoing, the Company shall not be required or permitted to issue, and the Buyer shall not be required to purchase, any shares of Common Stock under this Agreement if such issuance would violate the rules or regulations of the Principal Market.

(f)                Beneficial Ownership Limitation. Except as set otherwise forth in the Certificate of Designation or the Warrants, the Company shall not issue and Buyer shall not purchase any shares of Common Stock under this Agreement if such shares proposed to be issued and sold, when aggregated with all other shares of Common Stock then owned beneficially (as calculated pursuant to Section 13(d) of the Exchange Act and Rule 13d-3 promulgated thereunder) by Buyer and its Affiliates (as defined in Section 3(f)) would result in the beneficial ownership by Buyer and its Affiliates of more than the “Maximum Percentage” (as defined in the Certificate of Designation or the Warrants, as the case may be), of the then issued and outstanding shares of Common Stock.

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2.	BUYER’S REPRESENTATIONS AND WARRANTIES.

Buyer represents and warrants to the Company that:

(a)                Organization; Authority. Buyer is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents (as defined below) to which it is a party and otherwise to carry out its obligations hereunder and thereunder.

(b)               No Public Sale or Distribution. Buyer (i) is acquiring the Series C Preferred Shares and the Warrants, (ii) upon conversion of the Series C Preferred Shares will acquire the Conversion Shares issuable upon conversion thereof, and (iii) upon exercise of its Warrants will acquire the Warrant Shares issuable upon exercise thereof, in each case, for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof in violation of applicable securities laws, except pursuant to sales registered or exempted under the 1933 Act; provided, however, by making the representations herein, Buyer does not agree, or make any representation or warranty, to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the 1933 Act. Buyer does not presently have any agreement or understanding, directly or indirectly, with any Person (as defined below) to distribute any of the Securities in violation of applicable securities laws.

(c)                Accredited Investor Status. Buyer is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D.

(d)               Reliance on Exemptions. Buyer understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and Buyer’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of Buyer to acquire the Securities.

(e)                Information. Buyer and its advisors, if any, acknowledge that they have been furnished with or provided access via EDGAR to the Company’s most recent annual report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, if any. Buyer and its advisors, if any, have been afforded the opportunity to ask questions of, and receive answers from, the Company concerning the offer and sale of the Securities and to obtain any additional information Buyer has requested which is necessary to verify the accuracy of the information furnished to Buyer concerning the Company and such offering. Buyer understands that its investment in the Securities involves a high degree of risk. Buyer has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities. Buyer acknowledges that Buyer is basing its decision to invest in the Securities solely upon the information contained in the Transaction Documents, the Company’s most recent annual report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, if any, and its own due diligence and, except as specifically set forth in this Agreement, has not based its investment decision upon any representations made by any Person (as defined below).

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(f)                No Governmental Review. Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

(g)               Transfer or Resale. Buyer understands that except as provided in the Registration Rights Agreement and Section 4(h) hereof: (i) the Securities have not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) Buyer shall have delivered to the Company (if requested by the Company) an opinion of counsel to Buyer, in a form reasonably acceptable to the Company, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) Buyer provides the Company with reasonable assurance that such Securities can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A promulgated under the 1933 Act (or a successor rule thereto) (collectively, “Rule 144”); (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144, and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the Person (as defined below) through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC promulgated thereunder; and (iii) neither the Company nor any other Person is under any obligation to register the Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

(h)               Validity; Enforcement(i). The execution and delivery of the Transaction Documents and the consummation by Buyer of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary action on the part of Buyer and no further consent or authorization of Buyer or its members is required. Each Transaction Document has been duly executed by Buyer and when delivered in accordance with terms hereof and thereof, constitutes the legal, valid and binding obligations of Buyer enforceable against Buyer in accordance with its terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

(j)                 No Conflicts. The execution, delivery and performance by Buyer of this Agreement and the consummation by Buyer of the transactions contemplated hereby will not (i) result in a violation of the organizational documents of Buyer, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which Buyer is a party or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to Buyer, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of Buyer to perform its obligations hereunder.

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(k)               Certain Trading Activities. Buyer has not directly or indirectly, nor has any Person (as defined below) acting on behalf of or pursuant to any understanding with Buyer, engaged in any transactions in the securities of the Company (including, without limitation, any Short Sales (as defined below) involving the Company’s securities) during the period commencing as of the time that the Buyer and Company first began discussions regarding the specific investment in the Company contemplated by this Agreement and ending immediately prior to the execution of this Agreement (it being understood and agreed that for all purposes of this Agreement, and without implication that the contrary would otherwise be true, that neither transactions nor purchases nor sales shall include the location and/or reservation of borrowable shares of Common Stock). “Short Sales” means all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Securities Exchange Act of 1934, as amended (the “1934 Act”).

(l)                 Experience of Buyer. Buyer has such knowledge, sophistication and experience in business and financial matter so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Buyer is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(m)             General Solicitation. Buyer is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or advertisement.

3.	REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company represents and warrants to Buyer the matters set forth in this Section 3, as may be qualified by the corresponding section of the Company Disclosure Schedule. These representations and warranties, and the information set forth in the Company Disclosure Schedule, are current as of the date of this Agreement, except to the extent that a representation, warranty or section of the Company Disclosure Schedule expressly states that such representation or warranty, or information in such section of the Company Disclosure Schedule, is currently only as of an earlier date. If any information is so reflected as of an earlier date, there have been no material changes since such date to the date hereof.

(a)                Organization and Qualification. Each of the Company and each of its subsidiaries (as defined below) are entities duly organized and validly existing and in good standing under the laws of the jurisdiction in which they are formed, and have the requisite corporate power and authorization to own their properties and to carry on their business as now being conducted and as presently proposed to be conducted. Each of the Company and each of its subsidiaries is duly qualified as a foreign entity to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect. “Material Adverse Effect” means any material adverse effect on (i) the business, properties, assets, liabilities, operations (including results thereof), condition (financial or otherwise) or prospects of the Company and its subsidiaries, taken as a whole, (ii) the transactions contemplated hereby or in any of the other Transaction Documents or (iii) the authority or ability of the Company to perform any of its obligations under any of the Transaction Documents (as defined below). The Company has no material subsidiaries. There are no rights or liabilities or obligations (contingent or otherwise) of any of the subsidiaries.

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(b)               Authorization; Enforcement; Validity. The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement and the other Transaction Documents and to issue the Securities in accordance with the terms hereof and thereof. The execution and delivery of this Agreement and the other Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Preferred Shares and the Warrants and the reservation for issuance and issuance of the Conversion Shares, issuable upon conversion of the Series C Preferred Shares, and the issuance of the Warrant Shares and the reservation for issuance and issuance of the Warrant Shares issuable upon exercise of the Warrants) have been duly authorized by the Company’s board of directors and (other than the filing with the SEC of one or more Registration Statements in accordance with the requirements of the Registration Rights Agreement, a Form D with the SEC and any other filings as may be required by any state securities agencies, the filing of requisite notice and/or application to the Principal Market for the issuance and sale of the Securities and the filings required by Section 4(i) of this Agreement) no further filing, consent or authorization is required by the Company, its board of directors or its stockholders or other governing body of the Company. This Agreement has been, and the other Transaction Documents will be prior to the Closing, duly executed and delivered by the Company, and each constitutes the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with its respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies and except as rights to indemnification and to contribution may be limited by federal or state securities law. “Transaction Documents” means, collectively, this Agreement, the Warrants, the Certificate of Designation, and each of the other agreements and instruments entered into or delivered by any of the parties hereto in connection with the transactions contemplated hereby and thereby, as may be amended from time to time.

(c)                Issuance of Securities. The issuance of the Series C Preferred Shares and the Warrants are duly authorized and, upon issuance in accordance with the terms of the Transaction Documents, will be validly issued, fully paid and non-assessable and free from all preemptive or similar rights, taxes, liens, charges and other encumbrances with respect to the issue thereof. As of the Closing, the Company shall have reserved from its duly authorized capital stock not less than the sum of (i) 150% of the maximum number of Conversion Shares issuable upon conversion of the Series C Preferred Shares (assuming for purposes hereof that the Series C Preferred Shares are convertible at the Conversion Price (as defined in the Buyer Schedule and without taking into account any limitations on the conversion of the Series C Preferred Shares set forth therein) and (ii) 150% of the maximum number of Warrant Shares issuable upon exercise of the Warrants (without taking into account any limitations on the exercise of the Warrants set forth therein). The issuance of the Conversion Shares is duly authorized, and upon conversion in accordance with the Certificate of Designation, the Conversion Shares, when issued, will be validly issued, fully paid and non-assessable and free from all preemptive or similar rights, taxes, liens, charges and other encumbrances with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock. The issuance of the Warrant Shares is duly authorized, and upon exercise in accordance with the Warrants, the Warrant Shares, when issued, will be validly issued, fully paid and non-assessable and free from all preemptive or similar rights, taxes, liens, charges and other encumbrances with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock. Subject to the accuracy of the representations and warranties of the Buyer in this Agreement, the offer and issuance by the Company of the Securities is exempt from registration under the 1933 Act. Buyer will have good and marketable title to the Securities.

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(d)               No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Series C Preferred Shares, the Warrants, the Conversion Shares and Warrant Shares and the reservation for issuance of the Conversion Shares and Warrant Shares) will not (i) result in a violation of the Certificate of Incorporation (as defined below) (including, without limitation, any certificate of designation contained therein) or other organizational documents of the Company, any capital stock of the Company or Bylaws (as defined below) of the Company, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company is a party or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including, without limitation, foreign, federal and state securities laws and regulations and the rules and regulations of the Nasdaq Capital Market (the “Principal Market”) applicable to the Company or by which any property or asset of the Company is bound or affected except, in the case of clause (ii) or (iii) above, to the extent such violations that could not reasonably be expected to have a Material Adverse Effect.

(e)                Consents. The Company is not required to obtain any consent from, authorization or order of, or make any filing or registration with (other than the filing with the SEC of one or more Registration Statements in accordance with the requirements of the Registration Rights Agreement, a Form D with the SEC and other filings as may be required by any state securities agencies, the filing of requisite notice and/or application to the Principal Market for the issuance and sale of the Securities and the filings required by Section 4(i) of this Agreement), any court, governmental agency or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its respective obligations under, or contemplated by, the Transaction Documents, in each case, in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings and registrations which the Company is required to obtain at or prior to the Closing have been obtained or effected on or prior to the Closing Date, and the Company is not aware of any facts or circumstances which might prevent the Company from obtaining or effecting any of the registration, application or filings contemplated by the Transaction Documents. The Company is not in violation of the requirements of the Principal Market and has no knowledge of any facts or circumstances which could reasonably lead to suspension of the Common Stock in the foreseeable future. There is no requirement for the Company to obtain approval of the Principal Market for listing or trading of Registrable Securities which constitute Common Stock.

(f)                Acknowledgment Regarding Buyer’s Purchase of Securities. The Company acknowledges and agrees that Buyer is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby and that Buyer is not (i) an officer or director of the Company, (ii) an “Affiliate” (as defined in Rule 405 of the 1933 Act and calculated based on the assumption that only officers, directors and holders of at least 10% of the Company’s issued and outstanding Common Stock are Affiliates without conceding that any such Persons are “affiliates” for purposes of federal securities laws) or (iii) to its knowledge, a “beneficial owner” of more than 10% of the shares of Common Stock (as defined for purposes of Rule 13d-3 of the 1934 Act). The Company further acknowledges that Buyer is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby, and any advice given by Buyer or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to Buyer’s purchase of the Securities. The Company further represents to Buyer that the Company’s decision to enter into the Transaction Documents to which it is a party has been based solely on the independent evaluation by the Company and its representatives.

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(g)                  No General Solicitation; Placement Agent’s Fees. Neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities. The Company shall be responsible for the payment of any placement agent’s fees, financial advisory fees, or brokers’ commissions, relating to or arising out of the transactions contemplated hereby.

(h)               No Integrated Offering. None of the Company or any of its subsidiaries, nor, to the knowledge of the Company, any Person acting on its behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the issuance of any of the Securities under the 1933 Act, whether through integration with prior offerings or otherwise, or cause this offering of the Securities to require approval of stockholders of the Company under any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated for quotation. None of the Company, its subsidiaries nor, to the knowledge of the Company, any Person acting on its behalf will take any action or steps that would require registration of the issuance of any of the Securities under the 1933 Act or cause the offering of any of the Securities to be integrated with other offerings of securities of the Company.

(i)                 Dilutive Effect. The Company understands and acknowledges that the number of Conversion Shares and Warrant Shares may increase in certain circumstances. The Company further acknowledges that, except in case where an issuance would exceed the beneficial ownership limitation in Section 1(e) of this Agreement, its obligation to issue the Conversion Shares upon conversion of the Series C Preferred Shares and the Warrant Shares upon exercise of the Warrants in accordance with this Agreement, the Series C Preferred Shares and the Warrants is absolute and unconditional, regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of the Company.

(j)                 Application of Takeover Protections; Rights Agreement. The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, interested stockholder, business combination, poison pill (including, without limitation, any distribution under a rights agreement) or other similar anti-takeover provision under the Certificate of Incorporation, Bylaws or other organizational documents or the laws of the jurisdiction of its incorporation or otherwise which is or could become applicable to Buyer as a result of the transactions contemplated by this Agreement, including, without limitation, the Company’s issuance of the Securities and Buyer’s ownership of the Securities. The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any stockholder rights plan or similar arrangement relating to accumulations of beneficial ownership of shares of Common Stock or a change in control of the Company.

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(k)               SEC Documents; Financial Statements. During the two (2) years prior to the date hereof, the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the 1934 Act (all of the foregoing filed prior to the date hereof and all exhibits and appendices included therein and financial statements, notes and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the “SEC Documents”). As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto as in effect as of the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude the footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments which will not be material, either individually or in the aggregate). No other information provided by or on behalf of the Company to Buyer which is not included in the SEC Documents contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein not misleading, in the light of the circumstance under which they are or were made.

(l)                 Absence of Certain Changes. Since the date of the Company’s most recent audited financial statements contained in a Form 10-K, except as disclosed in the SEC Documents filed subsequent to such Form 10-K, there has been no material adverse change and no material adverse development in the business, assets, liabilities, properties, operations (including results thereof), condition (financial or otherwise) or prospects of the Company. Since the date of the Company’s most recent audited financial statements contained in a Form 10-K, the Company has not (i) declared or paid any dividends, (ii) sold any material assets outside of the ordinary course of business or (iii) made any material capital expenditures, individually or in the aggregate, outside of the ordinary course of business. The Company has not taken any steps to seek protection pursuant to any law or statute relating to bankruptcy, insolvency, reorganization, receivership, liquidation or winding up, nor does the Company have any knowledge or reason to believe that any of its creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact which would reasonably lead a creditor to do so. The Company is not, and after giving effect to the transactions contemplated hereby to occur at the Closing will not be, Insolvent (as defined below). “Insolvent” means, (A) the present fair saleable value of the Company’s assets is less than the amount required to pay the Company’s total Indebtedness (as defined below), (B) the Company is unable to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured or (C) the Company intends to incur or believes that it will incur debts that would be beyond its ability to pay as such debts mature. The Company has not engaged in any business or in any transaction, and is not about to engage in any business or in any transaction, for which the Company’s remaining assets constitute unreasonably small capital.

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(m)             No Undisclosed Events, Liabilities, Developments or Circumstances. No event, liability, development or circumstance has occurred or exists, or is reasonably expected to occur or exist with respect to the Company or any of its businesses, properties, liabilities, prospects, operations (including results thereof) or condition (financial or otherwise) that to the Company’s knowledge, would have a material effect on Buyer’s investment hereunder.

(n)               Conduct of Business; Regulatory Permits. The Company is not in violation of any term of or in default under its Certificate of Incorporation, any certificate of designation, preferences or rights of any other outstanding series of preferred stock of the Company or Bylaws or their organizational charter, certificate of formation or certificate of incorporation or bylaws, respectively. The Company is not in violation of any judgment, decree or order or any statute, ordinance, rule or regulation applicable to the Company, and the Company will not conduct its business in violation of any of the foregoing, except in all cases for possible violations which could not, individually or in the aggregate, have a Material Adverse Effect. Without limiting the generality of the foregoing, except as disclosed in the SEC Documents, the Company is not in violation of any of the rules, regulations or requirements of the Principal Market and has no knowledge of any facts or circumstances that could reasonably lead to suspension of the Common Stock by the Principal Market in the foreseeable future. Since January 1, 2015, (i) the Common Stock has been designated for quotation on the Principal Market, (ii) trading in the Common Stock has not been suspended by the SEC or the Principal Market and (iii) except as disclosed in the SEC Documents, the Company has received no communication, written or oral, from the SEC or the Principal Market regarding the suspension of the Common Stock from the Principal Market. The Company possesses all certificates, authorizations and permits issued by the appropriate regulatory authorities necessary to conduct its businesses, except where the failure to possess such certificates, authorizations or permits would not have, individually or in the aggregate, a Material Adverse Effect, and the Company has not received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

(o)               Foreign Corrupt Practices. Neither the Company nor any of its subsidiaries nor to the knowledge of the Company, any director, officer, agent, employee or other Person acting on behalf of the Company or any of its subsidiaries (as applicable) has, in the course of its actions for, or on behalf of, the Company or any of its subsidiaries (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

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(p)               Sarbanes-Oxley Act. Except as set forth in the SEC Documents, the Company is in material compliance with all applicable requirements of the Sarbanes-Oxley Act of 2002 and all applicable rules and regulations promulgated by the SEC thereunder.

(q)               Transactions With Affiliates. Except as disclosed in the SEC Documents, none of the officers, directors, employees or Affiliates of the Company is presently a party to any transaction with the Company (other than for ordinary course services as employees, officers or directors and immaterial transactions), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such officer, director, employee or Affiliate or, to the knowledge of the Company, any corporation, partnership, trust or other Person in which any such officer, director, employee or Affiliate has a substantial interest or is an employee, officer, director, trustee or partner.

(r)                 Equity Capitalization. As of the date hereof, the authorized capital stock of the Company consists of (i) 24,000,000 shares of Common Stock, of which, 6,282,761 are issued and outstanding and 4,022,844 shares are reserved for issuance pursuant to Convertible Securities (as defined below) (other than the Series C Preferred Shares and the Warrants), and (ii) 20,000,000 shares of preferred stock, of which 0 are Series A Convertible Preferred Stock issued and outstanding and 79,246 are Series B Convertible Preferred Stock issued and outstanding. No shares of Common Stock are held in treasury. All of such outstanding shares of Common Stock are duly authorized and have been, or upon issuance will be, validly issued and are fully paid and non-assessable. 66,483 shares of the Company’s issued and outstanding Common Stock, as of November 13, 2017, are owned by Persons who are Affiliates of the Company. Except as disclosed in the SEC Documents: (i) to the Company’s knowledge, no Person owns 10% or more of the Company’s issued and outstanding shares of Common Stock (calculated based on the assumption that all Convertible Securities, whether or not presently exercisable or convertible, have been fully exercised or converted (as the case may be) taking account of any limitations on exercise or conversion (including “blockers”) contained therein without conceding that such identified Person is a 10% stockholder for purposes of federal securities laws); (ii) the Company’s capital stock is not subject to preemptive rights or any other similar rights or any liens or encumbrances; (iii) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any capital stock of the Company, or contracts, commitments, understandings or arrangements by which the Company is or may become bound to issue additional capital stock of the Company or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any capital stock of the Company (other than as may be issued from time to time under any equity incentive plan maintained); (iv) there are no outstanding debt securities, credit agreements, credit facilities or other agreements, documents or instruments evidencing Indebtedness of the Company or by which the Company is or may become bound; (v) there are no financing statements securing obligations in any amounts filed in connection with the Company; (vi) there are no agreements or arrangements under which the Company is obligated to register the sale of any of their securities under the 1933 Act (except pursuant to the Registration Rights Agreement); (vii) there are no outstanding securities or instruments of the Company which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company is or may become bound to redeem a security of the Company; (viii) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities; (ix) the Company has no stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement; and (x) the Company does not have any liabilities or obligations required to be disclosed in the SEC Documents which are not so disclosed in the SEC Documents, other than those incurred in the ordinary course of the Company’s business and which does not or could not have a Material Adverse Effect. The SEC Documents contain true, correct and complete copies of the Company’s Certificate of Incorporation, as amended and as in effect on the date hereof (the “Certificate of Incorporation”), and the Company’s bylaws, as amended and as in effect on the date hereof (the “Bylaws”), and the terms of all securities convertible into, or exercisable or exchangeable for, shares of Common Stock and the material rights of the holders thereof.

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(s)                Indebtedness and Other Contracts. Except as disclosed in the SEC Documents, the Company (i) does not have any material outstanding Indebtedness or other material obligations, (ii) is not a party to any contract, agreement or instrument, the violation of which, or default under which, by the other party(ies) to such contract, agreement or instrument could reasonably be expected to result in a Material Adverse Effect, (iii) is not in violation of any term of, or in default under, any contract, agreement or instrument relating to any Indebtedness, except where such violations and defaults would not result, individually or in the aggregate, in a Material Adverse Effect, and (iv) is not a party to any contract, agreement or instrument relating to any Indebtedness, the performance of which, in the judgment of the Company’s officers, has or is expected to have a Material Adverse Effect. “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and a government or any department or agency thereof.

(t)                 Absence of Litigation. Except as disclosed in the SEC Documents, there is no action, suit, proceeding, inquiry or investigation before or by the Principal Market, any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company, the Common Stock or any of the Company’s executive officers or directors which would be reasonably likely to adversely affect the transactions contemplated by this Agreement or would require disclosure in the SEC Documents, except as otherwise disclosed in the SEC Documents. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the SEC involving the Company or any current or former director or officer of the Company. The SEC has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company under the 1933 Act or the 1934 Act.

(u)               Insurance. The Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company is engaged. The Company has not been refused any insurance coverage sought or applied for, and the Company has no reason to believe that it will be unable to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

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(v)               Employee Relations. The Company is not a party to any collective bargaining agreement nor does it employ any member of a union. No executive officer (as defined in Rule 501(f) promulgated under the 1933 Act) or other key employee of the Company has notified the Company that such officer intends to leave the Company or otherwise terminate such officer’s employment with the Company. To the knowledge of the Company, no executive officer or other key employee of the Company is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each such executive officer or other key employee (as the case may be) does not subject the Company to any liability with respect to any of the foregoing matters. The Company is in compliance with all federal, state, local and foreign laws and regulations respecting labor, employment and employment practices and benefits, terms and conditions of employment and wages and hours, except where failure to be in compliance would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(w)             Title. The Company has good and marketable title to (i) all real property owned by it and (ii) all personal property, owned by it which is material to the business of the Company, in each case, free and clear of all liens, encumbrances and defects except such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company. Any real property and facilities held under lease by the Company are held by it under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company.

(x)               Intellectual Property Rights. The Company owns or possesses adequate rights or licenses to use all material trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, original works, inventions, licenses, approvals, governmental authorizations, trade secrets and other intellectual property rights and all applications and registrations therefor (“Intellectual Property Rights”) necessary to conduct its businesses as now conducted and as presently proposed to be conducted. None of the Company’s Intellectual Property Rights have expired, terminated or been abandoned, or are expected to expire, terminate or be abandoned, within three years from the date of this Agreement, which could reasonably be expected to result in a Material Adverse Effect. The Company has no knowledge of any material infringement by the Company of Intellectual Property Rights of others, except as disclosed in the SEC Documents. There is no claim, action or proceeding being made or brought, or to the knowledge of the Company, being threatened, against the Company regarding its Intellectual Property Rights and which would reasonably be expected to have a Material Adverse Effect, except as disclosed in the SEC Documents. The Company is not aware of any facts or circumstances which might give rise to any of the foregoing infringements or claims, actions or proceedings. The Company has taken reasonable security measures to protect the secrecy, confidentiality and value of all of its Intellectual Property Rights, except where failure to take such measures would not, either individually or in the aggregate, reasonably be expected to materially affect the value of its Intellectual Property Rights.

(y)               Environmental Laws. The Company (i) is in compliance with all Environmental Laws (as defined below), (ii) has received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct its businesses and (iii) is in compliance with all terms and conditions of any such permit, license or approval where, in each of the foregoing clauses (i), (ii) and (iii), the failure to so comply could be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect. “Environmental Laws” means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

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(z)                Tax Status. Except for occurrences that would not, either individually or in the aggregate, reasonably be expected to result in a material tax liability, the Company (i) has timely made or filed all foreign, federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has timely paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and (iii) has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply and except in each case where the failure to file, pay or set aside could not be reasonably expected to have a Material Adverse Effect.. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim. The Company is not operated in such a manner as to qualify as a passive foreign investment company, as defined in Section 1297 of the U.S. Internal Revenue Code of 1986, as amended.

(aa)            Internal Accounting and Disclosure Controls. Except as disclosed in the SEC Documents, the Company maintains internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the 1934 Act) that is effective to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles, including that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset and liability accountability, (iii) access to assets or incurrence of liabilities is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets and liabilities is compared with the existing assets and liabilities at reasonable intervals and appropriate action is taken with respect to any difference. The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the 1934 Act) that are effective in ensuring that information required to be disclosed by the Company in the reports that it files or submits under the 1934 Act is recorded, processed, summarized and reported, within the time periods specified in the rules and forms of the SEC, including, without limitation, controls and procedures designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the 1934 Act is accumulated and communicated to the Company’s management, including its principal executive officer or officers and its principal financial officer or officers, as appropriate, to allow timely decisions regarding required disclosure. The Company has not received any notice or correspondence from any accountant or other Person relating to any potential material weakness or significant deficiency in any part of the internal controls over financial reporting of the Company. There are no material disagreements presently existing, or reasonably anticipated by the Company to arise, between the accountants and lawyers formerly or presently employed by the Company.

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(bb)           Off Balance Sheet Arrangements. There is no transaction, arrangement, or other relationship between the Company and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in the SEC Documents and is not so disclosed or that otherwise could be reasonably likely to have a Material Adverse Effect.

(cc)            Investment Company Status. The Company is not, and upon consummation of the sale of the Securities will not be, an “investment company,” an affiliate of an “investment company,” a company controlled by an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company” as such terms are defined in the Investment Company Act of 1940, as amended.

(dd)          Acknowledgement. The Company acknowledges that sales of shares of Common Stock by Buyer following the effectiveness of the Registration Statement or pursuant to Rule 144 or otherwise pursuant to an exemption from registration may reduce the price of the Common Stock. None of the foregoing shall constitute a breach of this Agreement or any other obligation of Buyer.

(ee)            Manipulation of Price. The Company has not, and, to the knowledge of the Company, no Person acting on its behalf has, directly or indirectly, (i) taken any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company.

(ff)             U.S. Real Property Holding Corporation. The Company is not, has and has not ever been, and so long as any of the Securities are held by Buyer, shall not become, a U.S. real property holding corporation within the meaning of Section 897 of the Internal Revenue Code of 1986, as amended, and the Company shall so certify upon Buyer’s request.

(gg)           Registration Eligibility. The Company is, and on the date of filing of the Registration Statement (as defined in the Registration Rights Agreement) will be, eligible to register the resale of the Securities by Buyer on Form S-3.

(hh)           Transfer Taxes. On the Closing Date, all stock transfer or other taxes (other than income or similar taxes) which are required to be paid in connection with the issuance, sale and transfer of the Securities to be sold to Buyer hereunder will be, or will have been, fully paid or provided for by the Company, and all laws imposing such taxes will be or will have been complied with.

(ii)               Bank Holding Company Act. The Company is not subject to the Bank Holding Company Act of 1956, as amended (the “BHCA”) and to regulation by the Board of Governors of the Federal Reserve System (the “Federal Reserve”). Neither the Company nor any of its affiliates owns or controls, directly or indirectly, five percent (5%) or more of the outstanding shares of any class of voting securities or twenty-five percent (25%) or more of the total equity of a bank or any equity that is subject to the BHCA and to regulation by the Federal Reserve. Neither the Company nor any of its affiliates exercises a controlling influence over the management or policies of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.

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(jj)             Shell Company Status. The Company is not, and has never been, an issuer identified in, or subject to, Rule 144(i).

(kk)           Public Utility Holding Act. The Company is not a “holding company,” or an “affiliate” of a “holding company,” as such terms are defined in the Public Utility Holding Act of 2005.

(ll)             Federal Power Act. The Company is not subject to regulation as a “public utility” under the Federal Power Act, as amended.

(mm)         Illegal or Unauthorized Payments; Political Contributions. Neither the Company nor, to the best of the Company’s knowledge (after reasonable inquiry of its executive officers and directors), any of the officers, directors, employees, agents or other representatives of the Company or any other business entity or enterprise with which the Company is or has been affiliated or associated, has, directly or indirectly, made or authorized any payment, contribution or gift of money, property, or services, whether or not in contravention of applicable law, (a) as a kickback or bribe to any Person or (b) to any political organization, or the holder of or any aspirant to any elective or appointive public office except for personal political contributions not involving the direct or indirect use of funds of the Company.

(nn)           Money Laundering. The Company is in compliance with, and have not previously violated, the USA Patriot Act of 2001 and all other applicable U.S. and non-U.S. anti-money laundering laws and regulations, including, without limitation, the laws, regulations and Executive Orders and sanctions programs administered by the U.S. Office of Foreign Assets Control, including, without limitation, (i) Executive Order 13224 of September 23, 2001 entitled, “Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism” (66 Fed. Reg. 49079 (2001)); and (ii) any regulations contained in 31 CFR, Subtitle B, Chapter V.

(oo)           Registration Rights. Except as disclosed in the SEC Documents, no holder of securities of the Company has rights to the registration of any securities of the Company because of the filing of the Registration Statement or the issuance of the Securities hereunder that could expose the Company to material liability or Buyer to any liability or that could impair the Company’s ability to consummate the issuance and sale of the Securities in the manner, and at the times, contemplated hereby, which rights have not been waived by the holder thereof as of the date hereof.

(pp)           Disclosure. The Company confirms that neither it nor any other Person acting on its behalf has provided Buyer or their agents or counsel with any information that constitutes or could reasonably be expected to constitute material, non-public information concerning the Company, other than the existence of the transactions contemplated by this Agreement and the other Transaction Documents. The Company understands and confirms that Buyer will rely on the foregoing representations in effecting transactions in securities of the Company. All disclosure provided to the Buyer regarding the Company, its business and the transactions contemplated hereby, including the schedules to this Agreement, furnished by or on behalf of the Company is true and correct in all material respects and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. Each press release issued by the Company during the twelve (12) months preceding the date of this Agreement did not at the time of release contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading. No event or circumstance has occurred or information exists with respect to the Company or its business, properties, liabilities, prospects, operations (including results thereof) or conditions (financial or otherwise), which, under applicable law, rule or regulation, requires public disclosure at or before the date hereof or announcement by the Company but which has not been so publicly disclosed. The Company acknowledges and agrees that Buyer makes no and has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 2.

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4.	COVENANTS.

(a)                Best Efforts. Buyer shall use its best efforts to timely satisfy each of the conditions to be satisfied by it as provided in Section 6 of this Agreement. The Company shall use its best efforts to timely satisfy each of the conditions to be satisfied by it as provided in Section 7 of this Agreement.

(b)               Form D and Blue Sky. The Company shall file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to Buyer promptly after filing. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to, qualify the Securities for sale to the Buyer at the Closing pursuant to this Agreement under applicable securities or “Blue Sky” laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide confirmation of any such action, if applicable, so taken to the Buyer on or prior to such Closing Date. Without limiting any other obligation of the Company under this Agreement, the Company shall timely make all filings and reports relating to the offer and sale of the Securities required under all applicable securities laws (including, without limitation, all applicable federal securities laws and all applicable “Blue Sky” laws), and the Company shall comply with all applicable federal, foreign, state and local laws, statutes, rules, regulations and the like relating to the offering and sale of the Securities to the Buyer.

(c)                Reporting Status. Until the date on which the Buyer shall have sold all of the Registrable Securities (the “Reporting Period”), the Company shall file all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would no longer require or otherwise permit such termination.

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(d)               Use of Proceeds. The Company shall use the proceeds from the sale of the Securities for general corporate purposes.

(e)                Financial Information. The Company agrees to send the following to Buyer during the Reporting Period unless the following are filed with the SEC through EDGAR and are available to the public through the EDGAR system, (i) within one (1) Business Day after the filing thereof with the SEC, a copy of each of its annual reports on Form 10-K, and quarterly reports on Form 10-Q, any interim reports or any consolidated balance sheets, income statements, stockholders’ equity statements and/or cash flow statements for any period other than annual, any current reports on Form 8-K and any registration statements (other than on Form S-8) or amendments filed pursuant to the 1933 Act, (ii) on the same day as the release thereof, facsimile copies of all press releases issued by the Company and (iii) copies of any notices and other information made available or given to the stockholders of the Company generally, contemporaneously with the making available or giving thereof to the stockholders.

(f)                Listing. The Company shall promptly secure the listing or designation for quotation (as the case may be) of all of the Registrable Securities consisting of Common Stock upon each trading market and national securities exchange and automated quotation system, if any, upon which the Common Stock is then listed or designated for quotation (as the case may be) (so that all such Registrable Securities consisting of Common Stock may be traded on the foregoing, subject to official notice of issuance) (but in no event later than the Closing Date) and shall maintain such listing or designation for quotation (as the case may be) of all Registrable Securities from time to time issuable under the terms of the Transaction Documents on such national securities exchange or automated quotation system. The Company shall maintain the Common Stock’s listing or designation for quotation (as the case may be) on the Principal Market, The New York Stock Exchange, the NYSE Amex, the Nasdaq Global Select Market, the Nasdaq Global Market or the Nasdaq Capital Market (each, an “Eligible Market”). The Company shall not take any action which could be reasonably expected to result in the delisting or suspension of the Common Stock on an Eligible Market. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 4(f).

(g)               Fees. The Company shall be responsible for the payment of any placement agent’s fees, financial advisory fees, or broker’s commissions, relating to or arising out of the transactions contemplated hereby. The Company shall pay, and hold Buyer harmless against, any liability, loss or expense (including, without limitation, reasonable attorneys’ fees and out-of-pocket expenses) arising in connection with any claim relating to any such payment. Except as otherwise set forth in the Transaction Documents, each party to this Agreement shall bear its own expenses in connection with the sale of the Securities to the Buyer.

(h)               Pledge of Securities. Notwithstanding anything to the contrary contained in this Agreement, the Company acknowledges and agrees that the Securities may be pledged by the Buyer in connection with a bona fide margin agreement or other loan or financing arrangement that is secured by the Securities. The pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and the Buyer effecting a pledge of Securities Buyer shall not be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction Document. At the Buyer’s expense, the Company hereby agrees to execute and deliver such documentation as a pledgee of the Securities may reasonably request in connection with a pledge of the Securities to such pledgee by the Buyer provided that the Company shall be under no obligation to deliver any legal opinion required in connection therewith unless required by the Company’s transfer agent to be issued by the Company’s legal counsel.

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(i)                 Disclosure of Transactions and Other Material Information. The Company shall, on or before 8:30 a.m., New York time, on the first (1st) Business Day after the date of this Agreement, file a Current Report on Form 8-K describing all the material terms of the transactions contemplated by the Transaction Documents in the form required by the 1934 Act and attaching all the material Transaction Documents (including, without limitation, this Agreement, the Certificate of Designation for the Series C Preferred Shares and the form of each of the Warrants) (including all attachments, the “8-K Filing”). From and after the date of the 8-K Filing, the Company shall have disclosed all material, non-public information (if any) delivered to Buyer by the Company, or any of its officers, directors, employees or agents in connection with the transactions contemplated by the Transaction Documents. The Company shall not, and the Company shall cause each of its officers, directors, employees and agents not to, provide Buyer with any material, non-public information regarding the Company from and after the date of the 8-K Filing without the express prior written consent of Buyer. Subject to the foregoing, neither the Company nor Buyer shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, the Company shall be entitled, without the prior approval of Buyer, to make any press release or other public disclosure with respect to such transactions (i) in substantial conformity with the 8-K Filing and contemporaneously therewith and (ii) as is required by applicable law and regulations (provided that in the case of clause (i) Buyer shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release). Without the prior written consent of Buyer, the Company shall not (and shall cause each of its Affiliates to not) disclose the name of Buyer in any filing (other than the 8-K Filing or any filing that incorporates language from the 8-K Filing and other than the Registration Statement and other than as required by applicable law or rules and regulations), announcement, release or otherwise. Notwithstanding anything contained in this Agreement to the contrary and without implication that the contrary would otherwise be true, the Company expressly acknowledges and agrees that Buyer has not had, and Buyer shall not have (unless expressly agreed to by Buyer after the date hereof in a written definitive and binding agreement executed by the Company and Buyer), any duty of confidentiality with respect to, or a duty not to trade on the basis of, any information regarding the Company or any of its subsidiaries (as applicable) that Buyer receives from the Company, any of its subsidiaries or any of its or its officers, directors, employees, stockholders or agents.

(j)                 Additional Issuance of Securities.

(i)                 The Company agrees that for the period commencing on the date hereof and ending on the date immediately following the 45th day after the later of the Execution Date or satisfaction of the Registration Statement condition set forth on Annex A to the Buyer Schedule (the “Restricted Period”), the Company shall not directly or indirectly issue, offer, sell, grant any option or right to purchase, or otherwise dispose of (or announce any issuance, offer, sale, grant of any option or right to purchase or other disposition of) any equity security or any equity-linked or related security (including, without limitation, any “equity security” (as that term is defined under Rule 405 promulgated under the 1933 Act), any convertible securities, debt (with or related to equity), any preferred stock or any purchase rights).

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(ii)               Notwithstanding the foregoing restriction set forth in Section 4(j), the Company may issue: (A) shares of Common Stock or standard options to purchase Common Stock to directors (who are also employees of the Company), officers, employees or consultants of the Company pursuant to an Approved Share Plan (as defined below) or otherwise as approved by the board of directors prior to the Execution Date and to directors of the Company who are not also employees of the Company, in each case, in their capacity as such, provided that the exercise price of any such options is not lowered, none of such options are amended to increase the number of shares issuable thereunder and none of the terms or conditions of any such options are otherwise materially changed in any manner that adversely affects Buyer; (B) shares of Common Stock or Convertible Securities issued pursuant to exercise of preexisting rights under financing agreements entered into by the Company prior to the Execution Date, including shares of Common Stock issued upon the conversion or exercise of Convertible Securities (other than standard options to purchase Common Stock issued pursuant to an Approved Share Plan that are covered by clause (A) above) issued prior to the Execution Date, provided that the conversion or exercise (as the case may be) of any such Convertible Security is made solely pursuant to the conversion or exercise (as the case may be) provisions of such Convertible Security that were in effect on the date immediately prior to the date of this Agreement, the conversion or exercise price of any such Convertible Securities (other than standard options to purchase Common Stock issued pursuant to an Approved Share Plan that are covered by clause (A) above) is not lowered, none of such Convertible Securities are (other than standard options to purchase Common Stock issued pursuant to an Approved Share Plan that are covered by clause (A) above) (nor is any provision of any such Convertible Securities) amended or waived in any manner (whether by the Company or the holder thereof) to increase the number of shares issuable thereunder and none of the terms or conditions of any such Convertible Securities (other than standard options to purchase Common Stock issued pursuant to an Approved Share Plan that are covered by clause (A) above) are otherwise materially changed or waived (whether by the Company or the holder thereof) in any manner that adversely affects Buyer; (C) any registered offering in accordance with the Company’s existing Form S-3 shelf registration statement; (D) the Series C Preferred Shares, the Conversion Shares, the Warrants, and the Warrant Shares; or (E) an issuance of Common Stock pursuant to acquisitions, joint ventures, license arrangements, leasing arrangements and the like; the above securities in clauses (A)-(E) being the “Excluded Securities”. “Approved Share Plan” means any employee benefit plan which has been approved by the board of directors of the Company prior to the Execution Date pursuant to which shares of Common Stock and standard options to purchase Common Stock may be issued to any employee, officer, director or consultant for services provided to the Company in their capacity as such. “Convertible Securities” means any capital stock or other security of the Company that is at any time and under any circumstances directly or indirectly convertible into, exercisable or exchangeable for, or which otherwise entitles the holder thereof to acquire, any capital stock or other security of the Company (including, without limitation, Common Stock). Notwithstanding anything to the contrary in this Section 4(j), the Company may issue equity security or any equity-linked or related security during the Restricted Period, provided that upon such issuance, the Conversion Price of the Series C Preferred Shares and shall be adjusted to the extent provided in Section 4.2(b) of the Certificate of Designation.

(iii)             The Company and each subsidiary shall be prohibited from effecting or entering into an agreement to effect any Subsequent Placement involving a Variable Rate Transaction for a period of twelve months from the date that the Registration Statement is declared effective. “Variable Rate Transaction” means a transaction in which the Company or any subsidiary issues or sells any Convertible Securities at a conversion, exercise or exchange rate or other price that is based upon and/or varies with the trading prices of, or quotations for, the shares of Common Stock at any time after the initial issuance of such Convertible Securities, or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such Convertible Securities or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock, other than pursuant to a customary “weighted average” anti-dilution provision or (ii) enters into any agreement (including, without limitation, an “equity line of credit” or an “at the market offering”) whereby the Company or any subsidiary may sell securities at a future determined price (other than standard and customary “preemptive” or “participation” rights). Buyer shall be entitled to obtain injunctive relief against the Company and its subsidiaries (as applicable) to preclude any such issuance, which remedy shall be in addition to any right to collect damages.

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(iv)             As long as the Buyer’s Series C Preferred Shares with a stated value of at least $250,000 remain outstanding, the Company shall not, without the consent of the holders of a majority of the outstanding Series C Preferred Shares, issue debt securities or any shares of preferred stock that are senior to or pari passu with the Buyer’s Series C Preferred Shares, except for issuances pursuant to acquisitions, joint ventures, license arrangements, leasing arrangements and other similar transactions.

(k)               Reservation of Shares. As long as any of the Series C Preferred Shares or Warrants remain outstanding, the Company shall take all action necessary to at all times have authorized and from time to time to have authorized, and reserved for the purpose of issuance, no less than 150% of the number of shares of Common Stock issuable upon conversion of the Series C Preferred Shares and exercise of the Warrants (assuming the Series C Preferred Shares and Warrants are converted and exercisable in full and without regard to any limitations on the exercise of the Warrants set forth therein).

(l)                 Conduct of Business. The business of the Company shall not be conducted in violation of any law, ordinance or regulation of any governmental entity, except where such violations would not result, either individually or in the aggregate, in a Material Adverse Effect.

(m)             Passive Foreign Investment Company. The Company shall conduct its business in such a manner as will ensure that the Company will not be deemed to constitute a passive foreign investment company within the meaning of Section 1297 of the U.S. Internal Revenue Code of 1986, as amended.

(n)               Corporate Existence. So long as Buyer owns any Series C Preferred Shares or Warrants, the Company shall not be party to any Fundamental Transaction (as defined in the Warrants) unless the Company is in compliance with the applicable provisions governing Fundamental Transactions set forth in the Series C Preferred Shares and the Warrants.

(o)               Activity Restrictions. For so long as the Buyer or any of its Affiliates holds any Securities, neither the Buyer nor any Affiliate will: (i) vote any shares of Common Stock owned or controlled by it, solicit any proxies, or seek to advise or influence any Person with respect to any voting securities of the Company; (ii) engage or participate in any actions, plans or proposals which relate to or would result in (A) acquiring additional securities of the Company, alone or together with any other Person, which would result in beneficially owning or controlling, or being deemed to beneficially own or control, more than 9.9% of the total outstanding Common Stock or other voting securities of the Company, (B) an extraordinary corporate transaction, such as a merger, reorganization or liquidation, involving Company, (C) a sale or transfer of a material amount of assets of the Company, (D) any change in the present board of directors or management of the Company, including any plans or proposals to change the number or term of directors or to fill any existing vacancies on the board, (E) any material change in the present capitalization or dividend policy of the Company, (F) any other material change in the Company’s business or corporate structure, (G) changes in the Company’s charter, bylaws or instruments corresponding thereto or other actions which may impede the acquisition of control of the Company by any Person, (H) causing a class of securities of the Company to be delisted from a national securities exchange or to cease to be authorized to be quoted in an inter-dealer quotation system of a registered national securities association, (I) a class of equity securities of the Company becoming eligible for termination of registration pursuant to Section 12(g)(4) of the Act, or (J) any action, intention, plan or arrangement similar to any of those enumerated above; or (iii) request the Company or its directors, officers, employees, agents or representatives to amend or waive any provision of this Section.

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5.	REGISTER; TRANSFER AGENT INSTRUCTIONS; LEGEND.

(a)                Register. The Company shall maintain at its principal executive offices (or such other office or agency of the Company as it may designate by notice to each holder of Securities), a register for the Series C Preferred Shares and the Warrants in which the Company shall record the name and address of the Person in whose name the Series C Preferred Shares and the Warrants have been issued (including the name and address of each transferee) reflecting the Series C Preferred Shares held by such Person and the Warrants held by such Person. The Company shall keep the register open and available at all times during business hours for inspection by Buyer or its legal representatives.

(b)               Transfer Agent Instructions. The Company shall issue irrevocable instructions to its transfer agent and any subsequent transfer agent in a form acceptable to the Buyer to issue certificates or credit shares to the applicable balance accounts at The Depository Trust Company (“DTC”), registered in the name of Buyer or its respective nominee(s), for the Conversion Shares and the Warrant Shares in such amounts as specified from time to time by Buyer to the Company, and confirmed by the Company, upon conversion of the Series C Preferred Shares or the exercise of the Warrants (as the case may be). The Company represents and warrants that no instruction other than such irrevocable transfer agent instructions referred to in this Section 5(b), and stop transfer instructions to give effect to Section 2(g) hereof, will be given by the Company to its transfer agent with respect to the Securities, and that the Securities shall otherwise be freely transferable on the books and records of the Company, as applicable, to the extent provided in this Agreement and the other Transaction Documents. If Buyer effects a sale, assignment or transfer of the Securities in accordance with Section 2(g), the Company shall permit the transfer and shall promptly instruct its transfer agent to issue one or more certificates or credit shares to the applicable balance accounts at DTC in such name and in such denominations as specified by Buyer to effect such sale, transfer or assignment. In the event that such sale, assignment or transfer involves Conversion Shares or Warrant Shares sold, assigned or transferred pursuant to an effective registration statement or in compliance with Rule 144 or another exemption from registration, the transfer agent shall issue such shares to Buyer, assignee or transferee (as the case may be) without any restrictive legend in accordance with Section 5(d) below. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to Buyer. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 5(b) will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 5(b), that Buyer shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required. The Company shall cause its counsel to issue the legal opinion referred to in the irrevocable transfer agent instructions to the Company’s transfer agent on the Effective Date (as defined in the Registration Rights Agreement). Any fees (with respect to the transfer agent, counsel to the Company or otherwise) associated with the issuance of such opinion or the removal of any legends on any of the Securities shall be borne by the Company.

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(c)                Legends. Buyer understands that the Securities have been issued (or will be issued in the case of the Conversion Shares and the Warrant Shares) pursuant to an exemption from registration or qualification under the 1933 Act and applicable state securities laws, and except as set forth below, the Securities shall bear any legend as required by the “Blue Sky” laws of any state and a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

[NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE [CONVERTIBLE] [EXERCISABLE] HAVE BEEN][THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN] REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL TO THE HOLDER (IF REQUESTED BY THE COMPANY), IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD OR ELIGIBLE TO BE SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

(d)               Removal of Legends. Certificates evidencing Securities shall not be required to contain the legend set forth in Section 5(c) above or any other legend (i) while a registration statement (including a Registration Statement) covering the resale of such Securities is effective under the 1933 Act, (ii) following any sale of such Securities pursuant to Rule 144 (assuming the transferor is not an Affiliates of the Company), (iii) if such Securities are eligible to be sold, assigned or transferred under Rule 144 (provided that Buyer provides the Company with reasonable assurances that such Securities are eligible for sale, assignment or transfer under Rule 144 which shall not include an opinion of counsel), (iv) in connection with a sale, assignment or other transfer (other than under Rule 144), provided that Buyer provides the Company with an opinion of counsel to Buyer from reputable counsel to the effect that such sale, assignment or transfer of the Securities may be made without registration under the applicable requirements of the 1933 Act or (v) if such legend is not required under applicable requirements of the 1933 Act (including, without limitation, controlling judicial interpretations and pronouncements issued by the SEC). If a legend is not required pursuant to the foregoing, the Company shall no later than five (5) Trading Days following the delivery by Buyer to the Company or the transfer agent (with notice to the Company) of a legended certificate representing such Securities (endorsed or with stock powers attached, signatures guaranteed, and otherwise in form necessary to affect the reissuance and/or transfer, if applicable), together with any other deliveries from Buyer as may be required above in this Section 5(d), as directed by Buyer, either: (A) provided that the Company’s transfer agent is participating in the DTC Fast Automated Securities Transfer Program and such Securities are Conversion Shares or Warrant Shares, credit the aggregate number of shares of Common Stock to which Buyer shall be entitled to Buyer’s or its designee’s balance account with DTC through its Deposit/Withdrawal at Custodian system or (B) if the Company’s transfer agent is not participating in the DTC Fast Automated Securities Transfer Program, issue and deliver (via reputable overnight courier) to Buyer, a certificate representing such Securities that is free from all restrictive and other legends, registered in the name of Buyer or its designee (the date by which such credit is so required to be made to the balance account of Buyer’s or Buyer’s nominee with DTC or such certificate is required to be delivered to Buyer pursuant to the foregoing is referred to herein as the “Required Delivery Date”).

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(e)	Failure to Timely Deliver; Buy-In. If the Company fails to issue and deliver (or cause to be delivered) to Buyer by the Required Delivery Date a certificate representing the Securities so delivered to the Company by Buyer that is free from all restrictive and other legends or credit the balance account of Buyer’s or Buyer’s nominee with DTC for such number of Securities so delivered to the Company, then, in addition to all other remedies available to Buyer, at the sole discretion of Buyer, the Company shall:

(i) pay in cash to Buyer on each Trading Day after the Required Delivery Date that the issuance or credit of such shares is not timely effected an amount equal to 2% of the product of (A) the number of shares of Common Stock not so delivered or credited (as the case may be) to Buyer or Buyer’s nominee multiplied by (B) the Closing Sale Price of the Common Stock on the Trading Day immediately preceding the Required Delivery Date; or

(ii) if on or after the Required Delivery Date, Buyer (or any other Person in respect, or on behalf, of Buyer) purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by Buyer of all or any portion of the number of shares of Common Stock, or a sale of a number of shares of Common Stock equal to all or any portion of the number of shares of Common Stock, that Buyer so anticipated receiving from the Company without any restrictive legend, then, within five (5) Trading Days after Buyer’s request and in Buyer’s sole discretion, either (A) pay cash to Buyer in an amount equal to Buyer’s total purchase price (including brokerage commissions and other out-of-pocket expenses, if any) for the shares of Common Stock so purchased (the “Buy-In Price”), at which point the Company’s obligation to so deliver such certificate or credit Buyer’s balance account shall terminate and such shares shall be cancelled, or (B) promptly honor its obligation to so deliver to Buyer a certificate or certificates or credit Buyer’s DTC account representing such number of shares of Common Stock that would have been so delivered if the Company timely complied with its obligations hereunder and pay cash to Buyer in an amount equal to the excess (if any) of the Buy-In Price over the product of (1) such number of shares of Common Stock that the Company was required to deliver to Buyer by the Required Delivery Date multiplied by (2) the lowest Closing Sale Price (as defined in the Warrants) of the Common Stock on any Trading Day during the period commencing on the date of the delivery by Buyer to the Company of the applicable Conversion Shares or Warrant Shares (as the case may be) and ending on the date of such delivery and payment under this clause (B).

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6.	CONDITIONS TO THE COMPANY’S OBLIGATION TO SELL.

(a)                The obligation of the Company hereunder to issue and sell the Series C Preferred Shares and the related Warrants to Buyer at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion by providing Buyer with prior written notice thereof:

(i)                 Buyer shall have executed each of the other Transaction Documents to which it is a party and delivered the same to the Company.

(ii)               Buyer and each other Buyer shall have delivered to the Company the Purchase Price for the Common Stock, Series C Preferred Shares and Warrants being purchased by Buyer at the Closing by wire transfer of immediately available funds pursuant to the wire instructions provided by the Company.

(iii)             The representations and warranties of Buyer set forth in Section 2 shall be true and correct in all material respects as of the date when made and as of the Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such date), and Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by Buyer at or prior to the Closing Date.

(iv)             Buyer shall have executed and delivered, to the reasonable satisfaction of the Company, such questionnaires and documents in support thereof that the Company and its agents deem reasonably necessary (or prudent) to comply with the requirements of Regulation D with respect to the transactions contemplated by this Agreement.

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7.	CONDITIONS TO BUYER’S OBLIGATION TO PURCHASE.

(a)                The obligation of Buyer hereunder to purchase its Series C Preferred Shares and related Warrants at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for Buyer’s sole benefit and may be waived by Buyer at any time in its sole discretion by providing the Company with prior written notice thereof:

(i)                 The Company shall have duly executed and delivered to Buyer each of the Transaction Documents to which it is a party and the Company shall have duly executed and delivered to Buyer the Warrants and Series C Preferred Shares as is set forth on the Buyer Schedule and the Company shall have complied in all respects with all obligations under this Agreement and the other Transaction Documents, including, without limitation, the Certificate of Designation and the Warrants. Notwithstanding the foregoing, the Company shall be entitled to deliver to Buyer evidence of the issuance of the Preferred Shares by book entry within five (5) Business Days after the Closing.

(ii)               The Company shall have delivered to Buyer a certificate, in the form previously provided to the Company by Buyer, executed by the Secretary of the Company and dated as of the Closing Date, as to (i) the resolutions consistent with Section 3(b) as adopted by the Company’s board of directors in a form reasonably acceptable to Buyer, (ii) the Certificate of Incorporation of the and (iii) the Bylaws of the Company as in effect at the Closing.

(iii)             Each and every representation and warranty of the Company shall be true and correct in all material respects as of the date when made and as of the Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct in all material respects as of such date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required to be performed, satisfied or complied with by the Company at or prior to the Closing Date, including, without limitation the issuance of all Securities prior to the Closing Date as required by the Transaction Documents and the Company has a sufficient number of duly authorized shares of Common Stock reserved for issuance as may be required to fulfill its obligations pursuant to the Transaction Documents. Buyer shall have received a certificate, executed by the Chief Executive Officer of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by Buyer in the form reasonably acceptable to Buyer.

(iv)             The Company shall have delivered to Buyer information from the Company’s transfer agent certifying the number of shares of Common Stock outstanding on the Closing Date immediately prior to the Closing.

(v)               The Common Stock (I) shall be designated for quotation on the Principal Market and (II) shall not have been suspended, as of the Closing Date, by the SEC or the Principal Market from trading on the Principal Market nor shall suspension by the SEC or the Principal Market have been threatened, as of the Closing Date, either (A) in writing by the SEC or the Principal Market or (B) by falling below the minimum maintenance requirements of the Principal Market; since January 1, 2016, the Company shall have timely complied (taking into account any valid extensions for which the Company has qualified) with all filing and reporting obligations under the federal securities laws; the Company is in compliance with all requirements in order to maintain quotation on the Principal Market (including reporting requirements under the 1934 Act).

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(vi)             The Company shall have obtained all governmental, regulatory or third party consents and approvals, if any, necessary for the sale of the Securities, including without limitation, those required by the Principal Market.

(vii)            No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents, and no actions, suits or proceedings shall be in progress or pending by any Person that seeks to enjoin, prohibit or otherwise adversely affect any of the transactions contemplated by the Transaction Documents.

(viii)           Except as set forth in Schedule 7(a)(viii), no event of default exists or has occurred for which the Company has received a notice from a lender, under any outstanding loan or credit facility to which the Company or any of its subsidiaries is a party, in connection with a breach of a financial covenant set forth in the governing agreement of such loan or credit facility;

(ix)             The Company shall have delivered to Buyer such other documents, instruments or certificates relating to the transactions contemplated by this Agreement reasonably required to consummate the transactions contemplated hereby.

(x)               Such other conditions which are set forth on Annex A to the Buyer Schedule.

8.                  RIGHT OF PARTICIPATION. The Parties acknowledge and agree that the Buyer shall have the right, but not the obligation, to participate in up to one-third of the aggregate offering amount of the offer of shares of series D preferred stock of the Company or similar financing round of the Company.

9.                  MISCELLANEOUS.

(a)                Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement and the other Transaction Documents shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or under any of the other Transaction Documents or in connection herewith or therewith or with any transaction contemplated hereby or thereby or discussed herein or therein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Nothing contained herein shall be deemed or operate to preclude Buyer from bringing suit or taking other legal action against the Company in any other jurisdiction to collect on the Company’s obligations to Buyer or to enforce a judgment or other court ruling in favor of Buyer. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

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(b)               Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event that any signature is delivered by facsimile transmission or by an e-mail which contains a portable document format (.pdf) file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

(c)                Headings; Gender. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement. Unless the context clearly indicates otherwise, each pronoun herein shall be deemed to include the masculine, feminine, neuter, singular and plural forms thereof. The terms “including,” “includes,” “include” and words of like import shall be construed broadly as if followed by the words “without limitation.” The terms “herein,” “hereunder,” “hereof” and words of like import refer to this entire Agreement instead of just the provision in which they are found.

(d)               Severability. If any provision of this Agreement is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

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(e)                Entire Agreement; Amendments. This Agreement, the other Transaction Documents and the schedules and exhibits attached hereto and thereto and the instruments referenced herein and therein supersede all other prior oral or written agreements between the Buyer, the Company, its Affiliates and Persons acting on its behalf solely with respect to the matters contained herein and therein, and this Agreement, the other Transaction Documents, the schedules and exhibits attached hereto and thereto and the instruments referenced herein and therein contain the entire understanding of the parties solely with respect to the matters covered herein and therein. Except as specifically set forth herein or therein, neither the Company nor Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. For clarification purposes, the Recitals are part of this Agreement. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and Buyer. No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration also is offered to all of the parties to the Transaction Documents, all holders of Series C Preferred Shares or all holders of the Warrants (as the case may be). The Company has not, directly or indirectly, made any agreements with Buyer relating to the terms or conditions of the transactions contemplated by the Transaction Documents except as set forth in the Transaction Documents. Without limiting the foregoing, the Company confirms that, except as set forth in this Agreement, Buyer has not made any commitment or promise or has any other obligation to provide any financing to the Company or otherwise. As a material inducement for Buyer to enter into this Agreement, the Company expressly acknowledges and agrees that (i) no due diligence or other investigation or inquiry conducted by Buyer, any of its advisors or any of its representatives shall affect Buyer’s right to rely on, or shall modify or qualify in any manner or be an exception to any of, the Company’s representations and warranties contained in this Agreement or any other Transaction Document and (ii) unless a provision of this Agreement or any other Transaction Document is expressly preceded by the phrase “except as disclosed in the SEC Documents,” nothing contained in any of the SEC Documents shall affect Buyer’s right to rely on, or shall modify or qualify in any manner or be an exception to any of, the Company’s representations and warranties contained in this Agreement or any other Transaction Document.

(f)                Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, if delivered personally; (ii) when sent, if sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); (iii) when sent, if sent by e-mail (provided that such sent e-mail is kept on file (whether electronically or otherwise) by the sending party and the sending party does not receive an automatically generated message from the recipient’s e-mail server that such e-mail could not be delivered to such recipient) and (iv) if sent by overnight courier service, one (1) Business Day after deposit with an overnight courier service with next day delivery specified, in each case, properly addressed to the party to receive the same. The addresses, facsimile numbers and e-mail addresses for such communications shall be:

If to the Company:

Skyline Medical Inc.

2915 Commers Drive

Suite 900

Eagan, MN 55121

Telephone: (651) 389-4800

Facsimile:

Attention: Bob Myers, CFO

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With a copy (for informational purposes only) to:

Maslon LLP

3300 Wells Fargo Center

90 South Seventh Street

Minneapolis, MN 55402

Telephone: (612) 672-8200

Facsimile: (612) 672-8397

Email: martin.rosenbaum@maslon.com

Attention: Martin R. Rosenbaum, Esq.

If to the Transfer Agent:

Corporate Stock Transfer, Inc.

3200 Cherry Creek South Drive

Suite 430

Denver, CO 80209

Telephone: (303) 282-4800

Facsimile:

Email: knaughton@corporatestock.com

Attention: Karen Naughton

If to Buyer:

Esousa Holdings LLC

211 East 43rd Street

Suite 402

New York, NY 10017

Telephone: (646) 278-6785

Facsimile: (212) 732-1131

Email: Amy@credecg.com

Attention: Amy Talizabadeh

with a copy (for informational purposes only) to:

McDermott Will & Emery LLP
340 Madison Ave.
New York, NY 10173

Telephone: (212) 547-5585
Facsimile: (212) 547-5444

E-mail: Rcohen@mwe.com

Attention: Robert Cohen, Esq.

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or to such other address, facsimile number or e-mail address and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine containing the time, date and recipient facsimile number or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (i), (ii) or (iv) above, respectively. A copy of the e-mail transmission containing the time, date and recipient e-mail address shall be rebuttable evidence of receipt by e-mail in accordance with clause (iii) above.

(g)               Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and its successors and assigns, including, as contemplated below, any assignee of any of the Securities. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Buyer, including, without limitation, by way of a Fundamental Transaction (as defined in the Certificate of Designation or the Warrants) (unless the Company is in compliance with the applicable provisions governing Fundamental Transactions set forth in the applicable Certificate of Designation or Warrant).

(h)               No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and its permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, other than the Indemnitees referred to in Section 9(k).

(i)                 Survival. The representations, warranties, agreements and covenants shall survive the Closing. Buyer shall be responsible only for its representations, warranties, agreements and covenants hereunder.

(j)                 Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(k)               Indemnification(i). In consideration of Buyer’s execution and delivery of the Transaction Documents and acquiring the Securities thereunder and in addition to all of the Company’s other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless Buyer and each holder of any Securities and all of their stockholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing Persons’ agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and reasonable and documented expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in any of the Transaction Documents, (b) any breach of any covenant, agreement or obligation of the Company contained in any of the Transaction Documents or (c) any cause of action, suit, proceeding or claim brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of the Company) or which otherwise involves such Indemnitee that arises out of or results from (i) the execution, delivery, performance or enforcement of any of the Transaction Documents, (ii) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities, (iii) any disclosure properly made by Buyer pursuant to Section 4(i), or (iv) the status of Buyer or holder of the Securities either as an investor in the Company pursuant to the transactions contemplated by the Transaction Documents or as a party to this Agreement (including, without limitation, as a party in interest or otherwise in any action or proceeding for injunctive or other equitable relief), unless such action is based primarily upon a breach of Buyer’s representations, warranties, or covenants under the Transaction Documents or any violations by Buyer of state or federal securities laws or any conduct by Buyer which constitutes fraud, gross negligence or willful misconduct. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

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(i)                 Promptly after receipt by an Indemnitee under this Section 9(k) of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving an Indemnified Liability, such Indemnitee shall, if a claim in respect thereof is to be made against the Company under this Section 9(k), deliver to the Company a written notice of the commencement thereof, and the Company shall have the right to participate in, and, to the extent the Company so desires, to assume control of the defense thereof with counsel mutually satisfactory to the Company and the Indemnitee; provided, however, that an Indemnitee shall have the right to retain its own counsel with the fees and expenses of such counsel to be paid by the Company if: (i) the Company has agreed in writing to pay such fees and expenses; (ii) the Company shall have failed promptly to assume the defense of such Indemnified Liability and to employ counsel reasonably satisfactory to such Indemnitee in any such Indemnified Liability; or (iii) the named parties to any such Indemnified Liability (including any impleaded parties) include both such Indemnitee and the Company, and such Indemnitee shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnitee and the Company (in which case, if such Indemnitee notifies the Company in writing that it elects to employ separate counsel at the expense of the Company, then the Company shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Company), provided further, that in the case of clause (iii) above the Company shall not be responsible for the reasonable fees and expenses of more than one (1) separate legal counsel for such Indemnitee. The Indemnitee shall reasonably cooperate with the Company in connection with any negotiation or defense of any such action or Indemnified Liability by the Company and shall furnish to the Company all information reasonably available to the Indemnitee which relates to such action or Indemnified Liability. The Company shall keep the Indemnitee reasonably apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. The Company shall not be liable for any settlement of any action, claim or proceeding effected without its prior written consent, provided, however, that the Company shall not unreasonably withhold, delay or condition its consent. The Company shall not, without the prior written consent of the Indemnitee, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnitee of a release from all liability in respect to such Indemnified Liability or litigation, and such settlement shall not include any admission as to fault on the part of the Indemnitee. Following indemnification as provided for hereunder, the Company shall be subrogated to all rights of the Indemnitee with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the Company within a reasonable time of the commencement of any such action shall not relieve the Company of any liability to the Indemnitee under this Section 9(k), except to the extent that the Company is materially and adversely prejudiced in its ability to defend such action.

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(ii)               The indemnification required by this Section 9(k) shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Liabilities are incurred.

(iii)             Notwithstanding any provision in this Agreement or any other Transaction Documents, the aggregate indemnification obligations of the Company pursuant to this Section 9(k) shall not exceed 100% of the aggregate Purchase Price actually paid by Buyer.

(iv)             The sole and exclusive remedies for any breach of any representation, warranty, covenant or agreement hereunder shall be the indemnification provided by this Section 9(k), and Buyer expressly waives any other rights or remedies it may have; provided however, that equitable relief, including remedies of specific performance and injunction, shall be available with respect to any matter where money damages would not be sufficient to compensate Buyer or to preserve the rights of Buyer pending resolution of a dispute, and this Section 9(k) shall not relieve the Company from liability for willful misconduct, gross negligence, bad faith, fraud or willful breach of any of its representations, warranties, covenants or agreements set forth in this Agreement.

(l)                 Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. No specific representation or warranty shall limit the generality or applicability of a more general representation or warranty. Each and every reference to share prices, shares of Common Stock and any other numbers in this Agreement that relate to the Common Stock shall be automatically adjusted for stock dividends, stock splits, stock combinations and other similar transactions that occur with respect to the Common Stock after the date of this Agreement.

(m)             Remedies. Buyer and each holder of any Securities shall have all rights and remedies set forth in the Transaction Documents and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security, to the extent permitted by law), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. Furthermore, the Company recognizes that in the event that it fails to perform, observe, or discharge any or all of its obligations under the Transaction Documents, any remedy at law may prove to be inadequate relief to the Buyer. The Company therefore agrees that the Buyer shall be entitled to seek specific performance and/or temporary, preliminary and permanent injunctive or other equitable relief from any court of competent jurisdiction in any such case without the necessity of proving actual damages and without posting a bond or other security.

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(n)               Exercise of Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever Buyer exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then Buyer may continue to exercise it other rights, elections, demands and options hereunder and under any other Transaction Document from time to time as if such original right, election, demand or option had not been exercised without prejudice to its future actions and rights and remedies.

(o)               Payment Set Aside; Currency(p). To the extent that the Company makes a payment or payments to Buyer hereunder or pursuant to any of the other Transaction Documents or Buyer enforces or exercises its rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, foreign, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred. Unless otherwise expressly indicated, all dollar amounts referred to in this Agreement and the other Transaction Documents are in United States Dollars (“U.S. Dollars”), and all amounts owing under this Agreement and all other Transaction Documents shall be paid in U.S. Dollars. All amounts denominated in other currencies (if any) shall be converted into the U.S. Dollar equivalent amount in accordance with the Exchange Rate on the date of calculation. “Exchange Rate” means, in relation to any amount of currency to be converted into U.S. Dollars pursuant to this Agreement, the U.S. Dollar exchange rate as published in the Wall Street Journal on the relevant date of calculation.

[Signature Pages Follow]

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IN WITNESS WHEREOF, each of Buyer and the Company has caused its signature page to this Agreement to be duly executed as of the date first written above.

COMPANY

SKYLINE MEDICAL INC.

By:	/s/ Bob Myers
Name: Bob Myers
Title: Chief Financial Officer

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IN WITNESS WHEREOF, each of Buyer and the Company has caused its signature page to this Agreement to be duly executed as of the date first written above.

BUYER:

ESOUSA HOLDINGS LLC

By:	/s/ Rachel Glicksman
Name: Rachel Glicksman
Title: Managing Member

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BUYER SCHEDULE

Name of Buyer: Esousa Holdings LLC

The Series C Preferred Shares to be purchased and sold at Closing: Number of Series C Preferred Shares of an aggregated stated value of $1,300,000, convertible at a 15% discount to the lower of the (i) the closing bid price per share of the Company’s Common Stock on the day immediately prior to the Execution Date or (ii) the closing bid price per share of the Company’s Common Stock on the day immediately prior to the effective date of the Registration Statement (as defined in the Registration Rights Agreement) (the day on which the lower price of (i) or (ii) occurs is the “Measurement Date”) (the “Conversion Price”). The Company shall declare and pay dividends of 6% on the stated value of each Series C Preferred Share on the date that is six months after the Execution Date and on each date that is six months after the previous such dividend payment date, or if such date is not a Business Day, then the first date thereafter that is a Business Day (each a “Dividend Payment Date”); provided, however, that if the closing bid price of the Company’s Common Stock on the first Dividend Payment Date (the “First Dividend Price”) is lower than the closing bid price of the Company’s Common Stock on the day immediately prior to the Execution Date (the “Closing Price”), the dividend percentage per Series C Preferred Share payable on the first Dividend Payment Date shall be equal to six percent (6%) of the stated value per share plus a percentage of the stated value per share equal to (a) one-half of the number of Series C Preferred Shares issued to the Buyer on the Execution Date multiplied by the Closing Price, multiplied by (b) the quotient of (1) the difference between (x) the Closing Price and (y) the First Dividend Price, divided by (2) the Closing Price, divided by (c) $1,300,000. The Series C Preferred Shares shall begin to amortize through mandatory redemption, if not previously converted, at the option of the Investor starting on the twelve-month anniversary of the Execution Date, such that the Series C Preferred Shares will be fully redeemed by mandatory redemption by the 24-month anniversary of the date of issuance, unless prohibited by Delaware law governing distributions to shareholders.

Illustrative First Dividend Payment Calculation

For example, if there are 1,213,819 outstanding Series C Preferred Shares issued on the Execution Date, the Closing Price is $1.26 per each share of Common Stock and the First Dividend Price is $1.000 per each share of Common Stock (20.6% lower than the Closing Price), then the dividend percentage of the $1.071* stated value for the dividend payable on the first Dividend Payment Date will be 16.63%, as follows:

((1,213,819 / 2) X 1.26) X (($1.26 - $1.00) / 1.26) / $1,300,000) + 0.06 = 0.18138

18.138% of the stated value of $1.071 = $0.19426 per preferred share, or $235,796 paid on 1,213,819 shares

Warrants to be issued to Buyer at Closing: for no additional consideration, 5.5 year warrants to acquire one share of Common Stock for every two shares of Common Stock that the Series C Preferred Shares are convertible into.

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Six months after the Execution Date, the Warrants may be exercised at the price equal to the market value of the Company’s Common Stock on the Execution Date (“Exercise Price”). In no event will the Exercise Price be less than the market value of the Common Stock on the Execution Date.

*Note: the “stated value” under the Certificate of Designation is $1.3M divided by 1,213,819, or $1.071 – based on the 15% discount to the $1.26 closing bid price used to calculate the initial amounts.

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ANNEX A TO BUYER SCHEDULE

Effectiveness of Registration Statement Condition

Buyer’s release from the restrictive covenant set forth in Section 4(j) of this Agreement is subject to the fulfillment of the following condition:

1.	The Registration Statement, which must be filed within 15 days of the Execution Date, (as defined in the Registration Rights Agreement) on Form S-3 has been declared effective by the SEC and covers the sale by Buyer (in accordance with the plan of distribution called for by the Registration Rights Agreement) of the Common Stock contemplated by, and in the amount of, the Required Registration Amount (as defined in the Registration Rights Agreement) and there has been no Equity Conditions Failure (as defined in the Warrants). If the Registration Statement is not declared effective within 45 days of the Execution Date, the Company shall incur penalties of 1.5% per month for each month, or partial month, that the SEC fails to declare such Initial Registration Statement Effective. Such penalties shall lapse upon the six-month anniversary of the Execution Date so long as the Buyer’s Common Stock are eligible for sale, without restriction, under Rule 144.

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